Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(9,061,050)
Unrealized Gain (Loss) on Market Value of Futures	5,029,349
Interest Income	196,952
ETF Transaction Fees	350
Total Income (Loss)	$(3,834,399)

Expenses
Management Fees	$432,294
Professional Fees	44,379
Brokerage Commissions	39,113
Non-interested Directors' Fees and Expenses	3,571
Prepaid Insurance Expense	2,339
SEC & FINRA Registration Expense	50
Total Expenses	$521,746
Net Income (Loss)	$(4,356,145)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/16	$667,708,934
Withdrawals (100,000 Shares)	(4,198,721)
Net Income (Loss)	(4,356,145)

Net Asset Value End of Month	$659,154,068
Net Asset Value Per Share (15,800,000 Shares)	$41.72

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2016

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$565,850
Interest Income	1,044
ETF Transaction Fees	350
Total Income (Loss)	$567,244

Expenses
Management Fees	$1,830
Professional Fees	7,404
Brokerage Commissions	32
Non-interested Directors' Fees and Expenses	19
Prepaid Insurance Expense	9
Total Expenses	9,294
Expense Waiver	(7,041)
Net Expenses	$2,253
Net Income (Loss)	$564,991

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/16	$2,899,714
Additions (50,000 Shares)	835,398
Net Income (Loss)	564,991

Net Asset Value End of Month	$4,300,103
Net Asset Value Per Share (250,000 Shares)	$17.20

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended November 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$74,210
Unrealized Gain (Loss) on Market Value of Futures	(112,765)
Unrealized Gain (Loss) on Foreign Currency Translations	4
Interest Income	568
Total Income (Loss)	$(37,983)

Expenses
Management Fees	$1,044
Professional Fees	6,981
Brokerage Commissions	228
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	9
Total Expenses	8,273
Expense Waiver	(6,967)
Net Expenses	$1,306
Net Income (Loss)	$(39,289)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/16	$1,982,381
Net Income (Loss)	(39,289)

Net Asset Value End of Month	$1,943,092
Net Asset Value Per Share (100,000 Shares)	$19.43

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(8,986,840)
Unrealized Gain (Loss) on Market Value of Futures	5,482,434
Unrealized Gain (Loss) on Foreign Currency Translations	4
Interest Income	198,564
ETF Transaction Fees	700
Total Income (Loss)	$(3,305,138)

Expenses
Management Fees	$435,168
Professional Fees	58,764
Brokerage Commissions	39,373
Non-interested Directors' Fees and Expenses	3,601
Prepaid Insurance Expense	2,357
SEC & FINRA Registration Expense	50
Total Expenses	539,313
Expense Waiver	(14,008)
Net Expenses	$525,305
Net Income (Loss)	$(3,830,443)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/16	$672,591,029
Additions (50,000 Shares)	835,398
Withdrawals (100,000 Shares)	(4,198,721)
Net Income (Loss)	(3,830,443)

Net Asset Value End of Month	$665,397,263

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612